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                                                                    EXHIBIT 10.3

                          INFONET SERVICES CORPORATION

                             1999 STOCK OPTION PLAN
                             ----------------------

          1.  Purposes.  The purposes of the Infonet Services Corporation 1999
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Stock Option Plan are:

          (a) To further the growth, development and success of the Company and its Affiliates by enabling the executive and other employees and directors of, and consultants to, the Company and its Affiliates to acquire a continuing equity interest in the Company, thereby increasing their personal interests in such growth, development and success and motivating such employees, directors and consultants to exert their best efforts on behalf of the Company and its Affiliates; and

          (b) To maintain the ability of the Company and its Affiliates to attract and retain employees, directors and consultants of outstanding ability by offering them an opportunity to acquire a continuing equity interest in the Company and its Affiliates which will reflect the growth, development and success of the Company and its Affiliates.

Toward these objectives, the Committee may grant Options to such employees, directors and consultants, all pursuant to the terms and conditions of the Plan.

          2.  Definitions.  As used in the Plan, the following capitalized terms
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shall have the meanings set forth below:

          (a) "Affiliate" - other than the Company, (i) any corporation or limited liability company in an unbroken chain of corporations or limited liability companies ending with the Company if each corporation or limited liability company owns stock or membership interests (as applicable) possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations or limited liability companies in such chain; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is more than fifty percent (50%) controlled (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; or (iii) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

          (b) "Agreement" - a written stock option award agreement evidencing an Option, as described in Section 3(e).

          (c) "Award Limit" - 275 shares of Stock (as adjusted in accordance with Section 10).

          (d) "Beneficial Ownership" - (including correlative terms) shall have the same meaning given such term in Rule 13d-3 promulgated under the Exchange Act.
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          (e) "Board" - the Board of Directors of the Company.

          (f) "Change in Control" - the occurrence of any of the following, other than in connection with the IPO:

            (i) an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to Options granted under the Plan or other similar awards granted by the Company) of any Voting Securities by any Person, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 2(f), Voting Securities which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change in Control;

            (ii) the individuals who, immediately prior to the Effective Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election, by the Company's common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

            (iii) the consummation of:

               (A) a merger, consolidation or reorganization involving the Company unless:

                    (1) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                    (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a

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               corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

                    (3) no Person, other than (i) the Company, (ii) any Related
               Entity (as defined in Section 2(q)), (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any Related Entity or (iv) any Person who, together with its Affiliates, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities

               (a transaction described in clauses (1) through (3) above is referred to herein as a "Non-Control Transaction");

               (B) a complete liquidation or dissolution of the Company; or

               (C) an agreement for the sale or other disposition of all or substantially all of the assets or business of the Company to any Person (other than a transfer to a Related Entity or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and (1) before such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities in a related transaction or (2) after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities which in either case increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall be deemed to occur. Solely for purposes of this Section 2(f), (x) "Affiliate" shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person; (y) any "Relative" (for this purpose, "Relative" means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose; and (z) neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Common Stock.

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          (g) "Code" - the Internal Revenue Code of 1986, as it may be amended from time to time, including regulations and rules thereunder and successor provisions and regulations and rules thereto.

          (h) "Committee" - the Compensation Committee of the Board, or such other Board committee as may be established by the Board to administer the Plan.

          (i) "Company" - Infonet Services Corporation, a Delaware corporation, or any successor entity.

          (j) "Disqualified Option" - the meaning given such term in Section 10(d).

          (k) "Disqualifying Disposition" - the meaning given such term in
Section 10(d).

          (l) "Effective Date" - the date on which the initial registered public offering of Stock (or any class of the Company's stock into which Stock may be converted upon any public offering) is made (the "IPO").

          (m) "Exchange Act" - the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (n) "Fair Market Value" of a share of Stock as of a given date shall be: (i) if the Stock is listed or admitted to trading on an established stock exchange (including, for this purpose, the Nasdaq National Market), the mean of the highest and lowest sale prices for a share of Stock on the composite tape or in Nasdaq National Market trading as reported in The Wall Street Journal (or, if not so reported, such other nationally recognized reporting source as the Committee shall select) for such date, or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; (ii) if the Stock is not then listed or admitted to trading on such a stock exchange, the mean of the closing representative bid and asked prices for the Stock on such date as reported by the Nasdaq Small Cap Market or, if not so reported, by the OTC Bulletin Board (or any successor or similar quotation system regularly reporting the market value of the Stock in the over-the-counter market), or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; or (iii) in the event neither of the valuation methods provided for in clauses (i) and (ii) above are practicable, the fair market value of a share of Stock determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of the given date; provided, however, that for purposes of paragraphs (a) and (g) of Section 6, such fair market value shall be determined subject to Section 422(c)(7) of the Code.

          (o) "IPO Price" - the offering price of a share of Stock (or any class of the Company's stock into which Stock, as adjusted in accordance with Section 10, may be converted upon any public offering) in the IPO.

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          (p) "ISO" or "Incentive Stock Option" - a right to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in Section 6 and which conforms to the applicable provisions of Section 422 of the Code.

          (q) "Non-Control Acquisition" - an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a "Related Entity"), (ii) the Company or any Related Entity, or (iii) any Person in connection with a Non-Control Transaction.

          (r) "Notice" - written notice actually received by the Company at its executive offices on the day of such receipt, if received on or before 1:30 p.m., on a day when the Company's executive offices are open for business, or, if received after such time, such notice shall be deemed received on the next such day, which notice may be sent by facsimile to the Company or sent by certified or registered mail or overnight courier, prepaid, addressed to the Company at 2100 East Grand Avenue, El Segundo, California 90245, Facsimile:
(310) 335-2876, Attention: Mr. Ernest U. Gambaro.

          (s) "Option" - a right to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in Section 6. Options may be either ISOs or stock options other than ISOs.

          (t) "Optionee" - an individual who is eligible, pursuant to Section 5, and who has been selected, pursuant to Section 3(c), to participate in the Plan, and who holds an outstanding Option granted to such individual under the Plan in accordance with the terms and conditions set forth in Section 6.

          (u) "Permanent Disability" - means, with respect to an Optionee, the "permanent and total disability" as set forth in Section 22(e)(3) of the Code and an inability to perform duties and services as an officer, director, employee or consultant of the Company or an Affiliate by reason of a medically determinable physical or mental impairment (as such duties and services were performed prior to such impairment), supported by medical evidence, which can be expected to last for a continuous period of not less than eight (8) months.

          (v) "Person" - "person" as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of Persons.

          (w) "Plan" - this Infonet Services Corporation 1999 Stock Option Plan.

          (x) "Predecessor Plan" - the Company's 1998 Stock Option Plan.

          (y) "Retirement" - means, with respect to an Optionee who is (a) an employee of the Company or an Affiliate, the public announcement by such Optionee of his intent to retire from the Company or any Affiliate and to retire from full time employment,

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together, in the case of an employee who is also an officer of the Company or an
Affiliate, with such Optionee's resignation of all offices held by such Optionee, and (b) a director of the Company or an Affiliate, the resignation of such directorship by such Optionee. For purposes of this defined term, if the Company or an Affiliate requests an Optionee that is or was an employee of the Company or an Affiliate to become a consultant to the Company or an Affiliate of the Company, whether on a full time or part time basis, such consulting arrangement shall not be considered "full time employment."

          (z) "Securities Act" - the Securities Act of 1933, as it may be amended from time to time, including the regulations and rules promulgated thereunder and successor provisions and regulations and rules thereto.

          (aa) "Stock" - the Class C, $.01 par value, stock of the Company.

          (bb) "Subsidiary" - any present or future corporation which is or would be a "subsidiary corporation" of the Company as the term is defined in
Section 424(f) of the Code.

          (cc) "Termination of Employment" - the Optionee ceases for any reason to be an officer, director, employee or consultant of the Company or an Affiliate or, in the case of an ISO, the Optionee ceases to be an employee of the Company or a Subsidiary.

          (dd) "Voting Securities" - all the outstanding voting securities of the Company entitled to vote generally in the election of the Board.

          3.   Administration of the Plan.  (a) The Committee shall have
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exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, but excluding matters which under any applicable law, regulation or rule, including, without limitation, any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time) or Section 162(m) of the Code, are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

          (b) The Committee shall be appointed from time to time by the Board, and the Committee shall consist of not less than two (2) members of the Board. Appointment of Committee members shall be effective upon their acceptance of such appointment. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board.

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          (c) The Committee shall have full authority to grant, pursuant to the terms of the Plan, Options to those individuals who are eligible to receive Options under the Plan. In particular, the Committee shall have discretionary authority, in accordance with the terms of the Plan, to: determine eligibility for participation in the Plan; select, from time to time, from among those eligible, the employees, directors and consultants to whom Options shall be granted under the Plan, which selection may be based upon information furnished to the Committee by the Company's or an Affiliate's management; determine whether an Option shall take the form of an ISO or an Option other than an ISO; determine the number of shares of Stock to be included in any Option and the periods for which Options will be outstanding; establish and administer any terms, conditions, performance criteria, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Option; grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Option, or accelerate the vesting or exercisability of any Option; amend or adjust the terms and conditions of any outstanding Option and/or adjust the number and/or class of shares of Stock subject to any outstanding Option, provided any such adjustment does not adversely affect the rights and benefits of the Optionee under the Agreement granting the Option; at any time and from time to time after the granting of an Option, specify such additional terms, conditions and restrictions with respect to any such Option as may be deemed necessary to ensure compliance with any and all applicable laws or rules, including, but not limited to, terms, restrictions and conditions for compliance with applicable securities laws, regarding an Optionee's exercise of Options by tendering shares of Stock or under any "cashless exercise" or "broker-assisted exercise" program established by the Committee, and methods of withholding or providing for the payment of required taxes; offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish with and communicate to the Optionee at the time such offer is made; and, to the extent permitted under the applicable Agreement, permit the transfer of an Option or the exercise of an Option by one other than the Optionee who received the grant of such Option (other than any such a transfer or exercise which would cause any ISO to fail to qualify as an "incentive stock option" under Section 422 of the Code).

          (d) The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or paragraph (a) of this Section 3, and in addition to the powers otherwise expressly designated to the Committee in the Plan, the Committee shall have the exclusive right and discretionary authority to interpret the Plan and the Agreements; construe any ambiguous provision of the Plan and/or the Agreements and decide all questions concerning eligibility for and the amount of Options granted under the Plan.
The Committee may establish, amend, waive and/or rescind rules and regulations and administrative guidelines for carrying out the Plan and may correct any errors, supply any omissions or reconcile any inconsistencies in the Plan and/or any Agreement or any other instrument relating to any Options. The Committee shall have the authority to adopt such procedures and subplans and grant Options on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are foreign nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States; and take any and all such other actions it deems necessary or advisable for the proper operation and/or administration of the Plan. The

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Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. Decisions and actions by the Committee with respect to the Plan and any Agreement, made in good faith in accordance with the terms and conditions of the Plan and/or such Agreement, shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan and/or such Agreement.

          (e) Each Option shall be evidenced by an Agreement, which shall be executed by the Company and the Optionee to whom such Option has been granted, unless the Agreement provides otherwise; two or more Options granted to a single Optionee may, however, be combined in a single Agreement. An Agreement shall not be a precondition to the granting of an Option; however, no person shall have any rights under any Option unless and until the Optionee to whom the Option shall have been granted (i) shall have executed and delivered to the Company an Agreement or other instrument evidencing the Option, unless such Agreement provides otherwise, and (ii) has otherwise complied with the applicable terms and conditions of the Option. The Committee shall prescribe the form of all Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Agreements. Any Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Agreement as supplemented or amended are not inconsistent with the provisions of the Plan and do not adversely affect the rights and benefits of the Optionee under the initial Agreement.

          (f) A majority of the members of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee in attendance at a meeting at which a quorum is present, or actions by a written instrument signed by all members of the Committee, shall be the actions of the Committee.

          (g) The Committee may consult with counsel who may be counsel to the Company. The Committee may employ such other attorneys or consultants, accountants, appraisers, brokers or other persons as it deems necessary or appropriate. In accordance with Section 12, the Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

          (h) In serving on the Committee, the members thereof shall be entitled to indemnification as directors of the Company, and to any limitation of liability and reimbursement as directors with respect to their services as members of the Committee.

          (i) Except to the extent prohibited by applicable law, including, without limitation, the requirements applicable under Section 162(m) of the Code to any Option intended to be "qualified performance-based compensation," or the requirements for any Option granted to an officer or director to be covered by any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this
Section 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Section 3 to any

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person or persons selected by it; provided, however, the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this paragraph (i) of Section 3 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

          4.  Shares of Stock Subject to the Plan.  (a) The shares of stock
              -----------------------------------
subject to Options granted under the Plan shall be shares of Stock. Such shares of Stock subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. The total number of shares of Stock that may be delivered pursuant to Options granted under the Plan, including any shares of Stock available for issuance under the Predecessor Plan as of the Effective Date which are not covered by stock options outstanding as of the Effective Date under the Predecessor Plan, is the Award Limit.

          (b) Notwithstanding any of the foregoing limitations set forth in this
Section 4, the numbers of shares of Stock specified in this Section 4 shall be adjusted as provided in Section 10.

          (c) Any shares of Stock subject to an Option which for any reason expires or is terminated or canceled without having been fully exercised by delivery of shares of Stock may again be granted pursuant to an Option under the Plan, subject to the limitations of this Section 4.

          (d) Any shares of Stock delivered under the Plan in assumption or substitution of outstanding stock options, or obligations to grant future stock options, under plans or arrangements of an entity other than the Company or an Affiliate in connection with the Company or an Affiliate acquiring such another entity, or an interest in such an entity, or a transaction otherwise described in Section 6(i), shall not reduce the maximum number of shares of Stock available for delivery under the Plan.

          5.  Eligibility.  Executive employees and other employees, including
              -----------
officers, of the Company and the Affiliates, directors (whether or not also employees), and consultants of the Company and the Affiliates, shall be eligible to become Optionees and receive Options in accordance with the terms and conditions of the Plan, subject to the limitations on the granting of ISOs set forth in Section 6(g).

          6.  Terms and Conditions of Stock Options.  All Options to purchase
              -------------------------------------
Stock granted under the Plan shall be either ISOs or Options other than ISOs.
To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate Option other than an Incentive Stock Option. Each Option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee

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shall determine and which are set forth in the applicable Agreement. Options need not be uniform as to all grants and recipients thereof.

          (a) The option exercise price per share of shares of Stock subject to each Option shall be determined by the Committee and stated in the Agreement; provided, however, that, subject to paragraphs (g)(C) and/or (i) of this Section 6, if applicable, such price applicable to any ISO shall not be less than 100% of the Fair Market Value of a share of Stock at the time that the Option is granted; provided further, however, that the exercise price for Options granted as of the Effective Date shall not be less than the IPO Price.

          (b) Subject to paragraph (e) of this Section 6, each Option shall expire ten (10) years after the date it is granted. In no event may any Option (or portion thereof) be exercised later than the date that is ten
     (10) years from the date such Option was granted.

          (c) Subject to paragraph (e) of this Section 6, each Option may be exercised by giving Notice to the Company specifying the number of shares of Stock to be purchased. Unless otherwise stated in the Agreement or unless prohibited by applicable law or unless the Optionee elects one of the payment methods described in the following sentence in his Notice, at the time of any exercise of any Option, the purchase price of the shares of Stock as to which the Option shall be exercised shall be paid to the Company by means of a broker-assisted exercise procedure which shall be determined by the Committee whereby the Optionee authorizes a broker or dealer to sell shares of Stock (or a sufficient portion of such shares) that may be acquired upon exercise of the Option and pays to the Company in cash a portion of the sale proceeds equal to such purchase price of the shares of Stock for which the Option is so exercised and any taxes required to be paid as a result of such exercise. If a broker assisted exercise procedure is prohibited by law or if the Optionee so elects in his Notice, at the time of any exercise of any Option, the purchase price of the shares of Stock as to which the Option shall be exercised shall be paid to the Company (i) in United States dollars by personal check, bank draft, money order or wire transfer; (ii) if permitted by applicable law and approved by the Committee, with shares of Stock, duly endorsed for transfer to the Company, already owned by the Optionee (or by the Optionee and his or her spouse jointly) for at least six (6) months prior to the tender thereof and not used for another such exercise during such six-month period; (iii) if permitted by applicable law, in accordance with a cashless exercise; (iv) by such other consideration permitted by applicable law approved by the Committee in accordance with the Plan; or (v) by a combination of the consideration provided for in the foregoing clauses (i) through (iv) of this Section 6(c), in any case having a total Fair Market Value on the date of such exercise of the Option equal to such purchase price of such shares of Stock and any taxes required to be paid as a result of such exercise. Unless otherwise provided by the Committee in the Agreement, upon the valid exercise of all or any part of the Option, a certificate (or certificates) for the number of shares of Stock with respect to which the Option is exercised shall be issued in the name of the Optionee. Notation of any partial exercise shall be made by the Company on Schedule I attached to
                                                      ----------
     each Agreement.

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          (d)  No Optionee or other person shall become the beneficial owner of any shares of Stock subject to an Option, nor have any rights to dividends or other rights of a shareholder with respect to any such shares until he or she has exercised his or her Option in accordance with the provisions of the Plan and the applicable Agreement.

          (e) An Option shall be automatically canceled without further action of any kind upon the Optionee's Termination of Employment, except as follows:

               (i) in the event of Termination of Employment by reason of the death, Permanent Disability or Retirement of the Optionee, the Option shall not be automatically canceled and, to the extent exercisable in accordance with the terms and conditions of the Agreement and the Plan at the time of such Termination of Employment or thereafter, may be exercised by the Optionee (or after the Optionee's death by his designated beneficiary, his heir, the legal representative of the Optionee's estate or the legatee of the Optionee under his last will) until the stated expiration date of the Option as if there had been no Termination of Employment by the Optionee; and

               (ii) in the event of Termination of Employment by reason other than the death, Permanent Disability or the Retirement of the Optionee, the Option, to the extent exercisable in accordance with the terms and conditions of the Agreement and the Plan at the time of such Termination of Employment, may be exercised after such Termination of Employment until the earlier to occur of the expiration of ninety (90) days following such termination and the stated expiration date of the Option; provided, however, that, if the Optionee dies during such 90-day or shorter period before the stated expiration date of the Option, the Option, to the extent exercisable in accordance with the terms and conditions of the Agreement and the Plan at the time of his death, may be exercised by the Optionee's designated beneficiary, his heir, the legal representative of the Optionee's estate or the legatee of the Optionee under his last will until the earlier to occur of the first anniversary of the Optionee's death and the stated expiration date of the Option.

          (f) Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan at terms no less favorable to an Optionee as under the outstanding Options, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

          (g) (A) Each Agreement relating to an Option shall state whether such Option will or will not be treated as an ISO. No ISO shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an employee of the Company or any of its Subsidiaries on the date of granting of such

     Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an "incentive stock option" under
     Section 422 of the Code.

               (B) Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other "incentive stock option" plans of the Company, any Subsidiary and any "parent corporation" of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Optionee during any calendar year with respect to Stock having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Stock is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

               (C) No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any "parent corporation" of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the time such ISO is granted the Option exercise price per share of Stock subject to the Option is at least 110% of the Fair Market Value of a share of Stock on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five years from such date of grant.

          (h) The Committee may require an Optionee to give prompt Notice to the Company concerning any disposition of shares of Stock received upon the exercise of an ISO within: (i) two (2) years from the date of granting such ISO to such Optionee or (ii) one (1) year from the transfer of such shares of Stock to such Optionee or (iii) such other period as the Committee may from time to time determine. The Committee may direct that an Optionee with respect to an ISO undertake in the applicable Agreement to give such Notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing shares of Stock acquired by exercise of an ISO refer to such requirement to give such Notice.

          (i) In the event that a transaction described in Section 424(a) of the Code involving the Company or a Subsidiary is consummated, such as the acquisition of property or stock from an unrelated entity, individuals who become eligible to participate in the Plan in connection with such transaction, as determined by the Committee, may be granted Options in substitution for stock options granted by another entity that is a party to such transaction. If such substitute Options are granted, the Committee, in its discretion and consistent with Section 424(a) of the Code, if applicable, and the terms of the Plan, though notwithstanding paragraph (a) of this Section 6, shall determine the option exercise price and other terms and conditions of such substitute Options.

          (j) To the extent required by Section 162(m) of the Code, shares of Stock subject to Options which are canceled shall continue to be counted against the Award Limit and if, after the grant of an Option, the price of shares subject to such Option is reduced and the transaction is treated as a cancellation of the Option and a grant of a new Option, both the Option deemed to be canceled and the Option deemed to be granted shall be counted against the Award Limit.

          7.  Transfer, Leave of Absence.  For purposes of the Plan, a transfer
              --------------------------
of an employee from the Company to an Affiliate (or, for purposes of any ISO granted under the Plan, a Subsidiary), or vice versa, or from one Affiliate to another (or in the case of an ISO, from one Subsidiary to another), and a leave of absence, duly authorized in writing by the Company or a Subsidiary or Affiliate, shall not be deemed a termination of employment of the employee for purposes of the Plan or with respect to any Option (in the case of ISOs, to the extent permitted by the Code).

          8.  Rights of Employees and Other Persons.  (a) No person shall have
              -------------------------------------
any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable Agreement.

          (b) Nothing contained in the Plan or in any Agreement shall be deemed to (i) give any employee or director the right to be retained in the service of the Company or any Affiliate nor restrict in any way the right of the Company or any Affiliate to terminate any employee's employment or any director's directorship at any time with or without cause or (ii) confer on any consultant any right of continued relationship with the Company or any Affiliate, or alter any relationship between them, including any right of the Company or an Affiliate to terminate its relationship with such consultant.

          (c) The adoption of the Plan shall not be deemed to give any employee of the Company or any Affiliate or any other person any right to be selected to participate in the Plan or to be granted an Option.

          (d) Nothing contained in the Plan or in any Agreement shall be deemed to give any employee the right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or any Affiliate, nor be construed as limiting in any way the right of the Company or any Affiliate to determine, in its sole discretion, whether or not it shall pay any employee bonuses, and, if so paid, the amount thereof and the manner of such payment.

          9.  Tax Withholding Obligations.  (a) The Company and/or any Affiliate
              ---------------------------
are authorized to take whatever reasonable actions are necessary and proper to satisfy all obligations of Optionees (including, for purposes of this Section 9, any other person entitled to exercise an

Option pursuant to the Plan or an Agreement) for the payment of all Federal, state, local and foreign taxes in connection with any Options (including, but not limited to, actions pursuant to the following paragraph (b) of this Section
9).

          (b) Each Optionee shall (and in no event shall Stock be delivered to such Optionee with respect to an Option until), no later than the date as of which the value of the Option first becomes includible in the gross income of the Optionee for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company, as determined in the Committee's discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock or other property subject to such Option, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee. Notwithstanding the above, the Committee may, in its reasonable discretion and pursuant to reasonable procedures approved by the Committee, permit the Optionee to (i) elect withholding by the Company of Stock otherwise deliverable to such Optionee pursuant to his or her Option (provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy required Federal, state, local and foreign withholding obligations using the minimum statutory rate) and/or (ii) tender to the Company capital stock of the Company owned by such Optionee (or by such Optionee and his or her spouse jointly) and acquired more than six (6) months prior to such tender in full or partial satisfaction of such tax obligations, based, in each case, on the Fair Market Value of the Stock on the payment date as reasonably determined by the Committee.

          10.  Changes in Capital.  (a)  The existence of the Plan and the
               ------------------
Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or an Affiliate, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

          (b)(i) Upon changes in the outstanding Stock (or any class of the Company's stock into which Stock may be converted upon the IPO) by reason of a stock dividend, stock split, reverse stock split, subdivision, recapitalization, reclassification, merger, consolidation (whether or not the Company is a surviving corporation), combination or exchange of shares of Stock (or any class of the Company's stock into which Stock may be converted upon the IPO), separation, or reorganization, or in the event of an extraordinary dividend, "spin-off," liquidation, other substantial distribution of assets of the Company or acquisition of property or stock or other change in capital of the Company, or the issuance by the Company of shares of its capital stock without receipt of full consideration therefor, or rights or securities exercisable, convertible or exchangeable for shares of such capital stock, or any similar change affecting the Company's capital structure, the aggregate number, class and kind of shares of stock available under the Plan as to which Options may be granted, the Award Limit, and the number, class and kind of shares under each outstanding Option and the option price per share and/or the vesting or exercise schedule applicable to any such Options shall be proportionately adjusted by the Committee to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Options or otherwise necessary to reflect any such change.

          (c)  In the event of a Change in Control:

               (1) Any outstanding Option shall be accelerated and become immediately exercisable without further action of any kind as to all of the shares of Stock covered thereby.

               (2) In its reasonable discretion, and on such terms and conditions as it deems appropriate, the Committee may, with the written consent of an Optionee, provide, either by the terms of the Agreement applicable to any Option or by resolution adopted prior to the occurrence of the Change in Control, that any outstanding Option shall be adjusted by substituting for Stock subject to such Option stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction resulting in the Change in Control, whether or not such stock or other securities are publicly traded, in which event the aggregate exercise price shall remain the same and the amount of shares or other securities subject to the Option shall be the same percentage of shares or other securities which could have been purchased on the closing date or expiration date of such transaction with the proceeds which would have been received by the Optionee if the Option had been exercised in full (or with respect to a portion of such Option, as determined by the Committee, in its discretion) prior to such transaction or expiration date and the Optionee exchanged all of such shares in the transaction.

               (3) In its reasonable discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Option or by resolution adopted prior to the occurrence of the Change in Control, that any outstanding Option shall be converted into a right to receive cash on or following the closing date or expiration date of the transaction resulting in the Change in Control in an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Stock (or any class of the Company's stock into which Stock may be converted upon the IPO), or, if higher, the highest Fair Market Value of the Stock (or any class of the Company's stock into which Stock may be converted upon the IPO) during the thirty (30) consecutive business days immediately prior to the closing date or expiration date of such transaction, less the per share exercise price of such Option, multiplied by the number of shares of Stock subject to such Option, or a portion thereof.

          Notwithstanding the foregoing adjustments, in no event may any Option be exercised after ten (10) years from the date it was originally granted, and any changes to ISOs pursuant to this Section 10 shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a "modification" (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

          (d) If, as a result of a Change in Control transaction, an ISO fails to qualify as an "incentive stock option," within the meaning of Section 422 of the Code, either because of the failure of the Optionee to meet the holding period requirements of Code Section 422(a)(1) (a "Disqualifying Disposition") or the exercisability of such Option is accelerated pursuant to Section 10(c)(1), or any similar provision of the applicable Agreement, in connection with such Change in Control and such acceleration causes the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which such Option, together with any other "incentive stock options," as provided in Section 6(g)(B), are exercisable for the first time by such Optionee during the calendar year in which such accelerated exercisability occurs to exceed the limitations set forth in Section 6(g)(B) (a "Disqualified Option"); or any other exercise, payment, acceleration, adjustment or conversion of an Option in connection with a Change in Control transaction results in any additional taxes imposed on an Optionee, then the Company may, in the discretion of the Committee, make a cash payment to or on behalf of the Optionee who holds any such Option equal to the amount that will, after taking into account all taxes imposed on the Disqualifying Disposition or other exercise, payment, acceleration, adjustment or conversion of the Option, as the case may be, and the receipt of such payment, leave such Optionee in the same after-tax position the Optionee would have been in had the Code Section 422(a)(1) holding period requirements been met at the time of the Disqualifying Disposition or had the Disqualified Option continued to qualify as an "incentive stock option," within the meaning of Code Section 422 on the date of such exercise or otherwise equalize the Optionee for any such taxes; provided, however, that the amount, timing and recipients of any such payment or payments shall be subject to such terms, conditions and limitations as the Committee shall, in its discretion, determine. Without limiting the generality of the proviso contained in the immediately preceding sentence, in determining the amount of any such payment or payments referred to therein, the Committee may adopt such methods and assumptions as it considers appropriate, and the Committee shall not be required to examine or take into account the individual tax liability of any Optionee.

          11.  Miscellaneous Provisions.  (a) Except as otherwise provided in
               ------------------------
the Plan or any Agreement, an Option by its terms shall be personal and may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of an Optionee only by him or her. In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Optionee, or such an Optionee's beneficiary, or the transferee of an Option, in any such case pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be reasonably specified from time to time by the Committee, the Company shall be under no obligation to issue Stock thereunder unless and until the Committee is satisfied that the person or persons exercising such Option is the duly appointed legal representative of the deceased Optionee's estate or the proper legatees or distributees thereof or the named beneficiary of such Optionee, or the valid transferee of such Option, as applicable.

          (b) (i) If at any time the listing, registration and/or qualification of shares of Stock upon any securities exchange or under any state, Federal or foreign law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the sale or purchase of shares of Stock hereunder, no Option may be granted, exercised or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for.

          (ii) If at any time any sale or delivery of shares of Stock pursuant to an Option is or shall be in the circumstances unlawful under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Stock or Options and the right to exercise any Option shall be suspended until such sale or delivery shall be lawful.

          (iii) Upon termination of any period of suspension under this subsection 11(b), any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to the shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Option.

          (c) The Committee may require each person receiving Stock in connection with any Option under the Plan to represent and agree with the Company in writing that such person is acquiring the shares of Stock for investment without a view to the distribution thereof.

          (d) The Company shall, at the request of an Optionee, extend one or more loans to such Optionee to facilitate the exercise of an Option granted to such Optionee. The terms and conditions of any such loan or loans shall be set by the Committee and shall be commercially reasonable.

          (e) An Optionee may elect irrevocably (at a time and in a manner determined by the Committee) prior to exercising an Option that delivery of shares of Stock upon such exercise shall be deferred until a future date and/or the occurrence of a future event or events, specified in such election. Upon the exercise of any such Option and until the delivery of any deferred shares, the number of shares otherwise issuable to the Optionee shall be credited to a memorandum account in the records of the Company or its designee and any dividends or other distributions payable on such shares shall be deemed reinvested in additional shares of Stock, in a manner reasonably determined by the Committee, until all shares of Stock credited to such Optionee's memorandum account shall become issuable pursuant to the Optionee's election.

          (f) Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Affiliate, or prevent or limit the right of the Company or any Affiliate to establish any other forms of incentives or compensation for their employees or consultants or directors, or grant or assume options or other rights otherwise than under the Plan.

          (g) The Plan shall be governed by and construed in accordance with the laws of the State of California, without regard to such state's choice of law provisions, and, in any event, except as superseded by applicable Federal law.

          (h) The words "Section," "subsection" and "paragraph" herein shall refer to provisions of the Plan, unless expressly indicated otherwise. Wherever any words are used in the Plan or any Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

          (i) The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Stock pursuant to any Options granted hereunder.

          (j) Where the context so requires, the term "Stock" shall include any class of stock into which the Stock, as adjusted in accordance with Section 10, may be converted upon any public offering.

          12.    Limits of Liability.  (a) Any liability of the Company or an
                 -------------------
Affiliate to any Optionee with respect to any Option shall be based solely upon contractual obligations created by the Plan and the Agreement.

          (b) None of the Company, any Affiliate, any member of the Committee or the Board or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

          13.    Limitations Applicable to Certain Options Subject to Exchange
                 -------------------------------------------------------------
Act Section 16 and Code Section 162(m). Unless stated otherwise in the
--------------------------------------
Agreement, notwithstanding any other provision of the Plan, any Option granted to an officer or director of the Company who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time) that are requirements for the application of such exemptive rule, and the Plan and applicable Agreement shall be deemed amended to the minimum extent necessary to conform to such limitations. Furthermore, unless stated otherwise in the Agreement, notwithstanding any other provision of the Plan, any Option granted to an employee of the Company or an Affiliate intended to qualify as "other performance-based compensation" as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder (including any amendment to any of the foregoing) that are requirements for qualification as "other performance-based compensation" as described in Section 162(m)(4)(C) of the Code, and the Plan and applicable Agreement shall be deemed amended to the extent necessary to conform to such requirements.

          14.    Amendments and Termination. The Board may, at any time and with
                 --------------------------
or without prior notice, amend, alter, suspend or terminate the Plan, retroactively or otherwise; provided, however, unless otherwise required by law or specifically provided herein, no such amendment, alteration, suspension or termination shall be made which would impair the previously accrued rights of any holder of an Option theretofore granted without his or her written consent, or which, without first obtaining approval of the stockholders of the Company (where such approval is necessary to satisfy (i) any applicable requirements under the Code relating to ISOs or for exemption from Section 162(m) of the Code; (ii) the then-applicable requirements of Rule 16b-3 promulgated under the Exchange Act, or any successor rule, as the same may be amended from time to time; or (iii) any other applicable law, regulation or rule), would:

          (a) except as is provided in Section 10, increase the maximum number of shares of Stock which may be sold or awarded under the Plan or increase the limitations set forth in Section 6(k) on the maximum of shares of Stock that may be subject to Options granted to an Optionee;

          (b) except as is provided in Section 10, decrease the minimum option exercise price requirements of Section 6(a);

          (c) change the class of persons eligible to receive Options under the Plan; or

          (d) extend the duration of the Plan or the period during which Options may be exercised under Section 6(b).

          The Committee may amend the terms of any Option theretofore granted, including any Agreement, retroactively or prospectively, but no such amendment shall impair the previously accrued rights of any Optionee without his or her written consent, and provided further that any action or amendment by the Committee that would impair the previously accrued rights of any Optionee without his or her written consent shall immediately cause any outstanding Option to be accelerated and become immediately exercisable without further action of any kind as to all of the shares of Stock covered thereby.

          15.    Duration. Having been duly adopted by the Board of Directors
                 --------
and subsequently approved and adopted by the stockholders of the Company, the Plan is effective as of November 22, 1999. The Plan shall terminate upon the earliest to occur of:

          (a) the effective date of a resolution adopted by the Board terminating the Plan;

          (b) the date all shares of Stock subject to the Plan are delivered pursuant to the Plan's provisions; or

          (c)    November 22, 2009.

No Option may be granted under the Plan after the earliest to occur of the events or dates described in the foregoing paragraphs (a) through (c) of this
Section 15; however, Options theretofore granted may extend beyond such date.

          No such termination of the Plan shall affect the previously accrued rights of any Optionee hereunder and all Options previously granted hereunder shall continue in force and in operation after the termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan or the Agreement.

          16.    Arbitration. If an Optionee elects, any dispute under this Plan
                 -----------
or any Agreement between the Optionee and Company shall be submitted to private and confidential arbitration by a single neutral arbitrator. The arbitration proceedings shall be held in Los Angeles, California and shall be governed by the Commercial Arbitration Rules of the American Arbitration Association and the arbitrator shall be selected by the Optionee and the Company, or, if the Optionee and the Company cannot agree upon an arbitrator, by the American Arbitration Association pursuant to its Rules. The decision of the arbitrator shall be final and binding on the Optionee and the Company, and judgment thereon may be entered in any court having jurisdiction. All of the Optionee's and the Company's costs of any arbitration proceeding or litigation to enforce the terms of this Plan or any Agreement, including attorneys' fees and costs, shall be paid by the Company; provided, however, if the arbitrator determines that an Optionee's claim or defense is frivolous or without merit, such Optionee shall pay his own costs.

                         INFONET SERVICES CORPORATION
                    INCENTIVE STOCK OPTION AWARD AGREEMENT


          This Agreement (this "Agreement"), dated as of December __, 1999, is made between INFONET SERVICES CORPORATION (the "Company") and ____________ (the "Optionee"). All capitalized terms used herein that are not defined herein shall have the respective meanings given to such terms in the Infonet Services Corporation 1999 Stock Option Plan (the "Plan"). The terms and conditions of the Plan, together with all defined terms included in the Plan are, by this reference, incorporated in this Agreement as if set forth in this Agreement in their entirety.

                             W I T N E S S E T H :
                             -------------------

     17.  Grant of Option.  Pursuant to the provisions of the Plan, the Company
          ---------------
hereby grants to the Optionee, effective on the Effective Date, the right and option to purchase from the Company (the "Option") all or any part of an aggregate of ______ shares of the Class C, $.01 par value stock of the Company (the "Stock"), it being the intention that the______ shares of Stock shall consist of ______ shares of the Class B common stock upon the IPO. The percentages listed below of all shares of Stock purchased at any time in accordance with this Agreement shall have a purchase price per share equal to the amount set forth below opposite each such percentage:

          Percentage                                Price
          ----------                                -----

            50%                                    IPO Price
            25%                           IPO Price plus 10% of IPO Price
            25%                           IPO Price plus 20% of IPO Price

For example, if the Option is exercised for 100,000 shares, the purchase price for 50,000 shares would be the IPO Price, the purchase price for 25,000 shares would be the IPO Price plus 10% of IPO Price, and the purchase price for the remaining 25,000 shares would be the IPO Price plus 20% of IPO Price. The Option shall be exercisable as provided in the Plan and this Agreement. To the greatest extent permitted by law, the Option shall be treated as an "incentive stock option," as defined in Section 422 of the Code.

     18.  Expiration.  The Option shall expire ten (10) years after the date
          ----------
first above written.

     19.  Exercise of Option.  Subject to the other terms of this Agreement and
          ------------------
the Plan, the Option may be exercised on or after the dates indicated below, in whole or in part, as to that percentage of the total shares of Stock subject to the Option as set forth below opposite each such date, plus any shares of Stock as to which the Option could have been exercised previously, but was not so exercised:

                    Date                  Percentage
                    ----                  ----------

               December 16, 2000              20%
               December 16, 2001              20%
               December 16, 2002              20%
               December 16, 2003              20%
               December 16, 2004              20%

     20.  Nontransferability.  The Option, which is personal to the Optionee,
          ------------------
shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by him; provided that the Option may be exercised after the Optionee's death by the beneficiary most recently named by the Optionee in a written designation thereof filed by the Optionee with the Company, or, in lieu of any such surviving beneficiary, as designated by the Optionee by will or by the laws of descent and distribution, in accordance with the Plan.

     21.  No Rights as Stockholder.  Neither the Optionee nor any other person
          ------------------------
shall become the beneficial owner of the shares of Stock subject to the Option, nor have any rights to dividends or other rights as a shareholder with respect to any such shares, until the Optionee has exercised the Option in accordance with the provisions of the Plan.

     22.  No Right to Continued Employment.  The Option shall not confer upon
          --------------------------------
the Optionee any right to be retained in the service of the Company or a Subsidiary, nor restrict in any way the right of the Company or any Subsidiary, which right is hereby expressly reserved, to terminate his employment at any time with or without cause.

     23.  Relationship with Plan.  Notwithstanding any provision herein to the
          ----------------------
contrary, the Option provides the Optionee with no greater rights or claims than are specifically provided for under the Plan.

     24.  Compliance with Laws, Regulations, Etc.  The Option and the obligation
          --------------------------------------
of the Company to sell and deliver shares of Stock upon the exercise thereof in accordance with the Plan shall be subject in all respects to (a) all applicable Federal and state laws, rules and regulations and (b) any registration, qualification, approvals or other requirements imposed by any government or regulatory agency or body. Moreover, the Option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

     25.  Investment Representation.  If at the time of exercise of all or part
          -------------------------
of the Option the Stock is not registered under the Securities Act of 1933, as amended (the "Securities Act"), and/or there is no current prospectus in effect under the Securities Act with respect to the Stock, the Optionee shall execute, prior to the issuance of any shares of Stock to the Optionee by the Company, an agreement (in such form as the Committee may specify) in which the Optionee, among other things, represents, warrants and agrees that (a) the Optionee (i) is purchasing or acquiring the shares acquired under this Agreement for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof, (ii) has knowledge and experience in financial and business matters, (iii) is capable of evaluating the merits and risks of owning any shares of Stock purchased or acquired under this Agreement, and (iv) is a person who is able to bear the economic risk of such ownership and (b) any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, it being understood that to the extent any such exemption is claimed, the Optionee shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Committee, from counsel for or approved by the Committee, as to the applicability of such exemption thereto.

     26.  Optionee Bound by Plan.  The Optionee hereby acknowledges receipt of a
          ----------------------
copy of the Plan and agrees to be bound by all of the terms and provisions thereof, including the terms and provisions adopted after the granting of the Option but prior to the complete exercise hereof, subject to the last paragraph of Section 14 of the Plan as in effect on the date hereof.

     27.  Notices.  Any notice hereunder shall be in writing and if to the
          -------
Company shall be addressed to it at 2100 East Grand Avenue, El Segundo, California 90245, Attention: Mr. Ernest U. Gambaro, and if to the Optionee, shall be addressed to him at the address set forth below his signature on the signature page of this Agreement, subject to the right of either party to designate at any time hereafter in writing some other address.

     28.  Governing Law.  THE VALIDITY, INTERPRETATION, CONSTRUCTION AND
          -------------
PERFORMANCE OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

     29.  Severability.  If any of the provisions of this Agreement should be
          ------------
deemed unenforceable, the remaining provisions shall remain in full force and effect.

     30.  Modification.  Except as otherwise permitted by the Plan, this
          ------------
Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the party against whom enforcement thereof is sought.

     31.  Counterparts.  This Agreement has been executed in two counterparts,
          ------------
each of which shall constitute one and the same instrument.

          IN WITNESS WHEREOF, Infonet Services Corporation has caused this Agreement to be executed by a duly authorized officer and the Optionee has executed this Agreement, both as of the day and year first above written.

                              INFONET SERVICES CORPORATION



                              By__________________________

                                Name:
                                Title:



                              ___________________________
                              Optionee


                              Address for Notices:

                              ---------------------------

                              ---------------------------

                              ---------------------------

                       NOTATIONS AS TO PARTIAL EXERCISE
                       --------------------------------

===========================================================================================================================
      Date of             Number of Shares         Number of Shares of      Balance of Shares    Authorized   Notation
     Exercise           of Stock subject to         Stock delivered to      of Stock on Option   Signature      Date
                              Exercise                   Optionee
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================

                         INFONET SERVICES CORPORATION
                         STOCK OPTION AWARD AGREEMENT


          This Agreement (this "Agreement"), dated as of December __, 1999, is made between INFONET SERVICES CORPORATION (the "Company") and ___________ (the "Optionee"). All capitalized terms used herein that are not defined herein shall have the respective meanings given to such terms in the Infonet Services Corporation 1999 Stock Option Plan (the "Plan"). The terms and conditions of the Plan, together with all defined terms included in the Plan are, by this reference, incorporated in this Agreement as if set forth in this Agreement in their entirety.

                             W I T N E S S E T H :
                             -------------------

     32.  Grant of Option.  Pursuant to the provisions of the Plan, the Company
          ---------------
hereby grants to the Optionee, effective on the Effective Date, the right and option to purchase from the Company (the "Option") all or any part of an aggregate of _______ shares of the Class C, $.01 par value stock of the Company (the "Stock"), it being the intention that the two (2) shares of Stock shall consist of _______ shares of the Class B common stock upon the IPO. The percentages listed below of all shares of Stock purchased at any time in accordance with this Agreement shall have a purchase price per share equal to the amount set forth below opposite each such percentage:

          Percentage                                Price
          ----------                                -----

            50%                                   IPO Price
            25%                         IPO Price plus 10% of IPO Price
            25%                         IPO Price plus 20% of IPO Price

For example, if the Option is exercised for 100,000 shares, the purchase price for 50,000 shares would be the IPO Price, the purchase price for 25,000 shares would be the IPO Price plus 10% of IPO Price, and the purchase price for the remaining 25,000 shares would be the IPO Price plus 20% of IPO Price. The Option shall be exercisable as provided in the Plan and this Agreement. The Option shall not be treated as an "incentive stock option," as defined in Section 422 of the Code.

     33.   Expiration.  The Option shall expire ten (10) years after the date
           ----------
first above written.

     34.  Exercise of Option.  Subject to the other terms of this Agreement and
          ------------------
the Plan, the Option may be exercised on or after the dates indicated below, in whole or in part, as to that fraction of the total shares of Stock subject to the Option as set forth below opposite each such date, plus any shares of Stock as to which the Option could have been exercised previously, but was not so exercised:

                    Date                                  Fraction
                    ----                                  --------
               December 16, 2000                             1/3
               December 16, 2001                             1/3
               December 16, 2002                             1/3

     35.  Nontransferability.  The Option, which shall be personal, shall not be
          ------------------
transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by him; provided that the Option may be exercised after the Optionee's death by the beneficiary most recently named by the Optionee in a written designation thereof filed by the Optionee with the Company, or, in lieu of any such surviving beneficiary, as designated by the Optionee by will or by the laws of descent and distribution, in accordance with the Plan.

     36.  No Rights as Stockholder.  Neither the Optionee nor any other person
          ------------------------
shall become the beneficial owner of the shares of Stock subject to the Option, nor have any rights to dividends or other rights as a shareholder with respect to any such shares, until the Optionee has exercised the Option in accordance with the provisions of the Plan.

     37.  No Right to Continued Service.  The Option shall not confer upon the
          -----------------------------
Optionee any right to be retained in the service of the Company or a Subsidiary, nor restrict in any way the right of the Company or any Subsidiary, which right is hereby expressly reserved, to terminate his service at any time with or without cause.

     38.  Relationship with Plan.  Notwithstanding any provision herein to the
          ----------------------
contrary, the Option provides the Optionee with no greater rights or claims than are specifically provided for under the Plan.

     39.  Compliance with Laws, Regulations, Etc.  The Option and the obligation
          --------------------------------------
of the Company to sell and deliver shares of Stock upon the exercise thereof in accordance with the Plan shall be subject in all respects to (a) all applicable Federal and state laws, rules and regulations and (b) any registration, qualification, approvals or other requirements imposed by any government or regulatory agency or body. Moreover, the Option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

     40.  Investment Representation.  If at the time of exercise of all or part
          -------------------------
of the Option the Stock is not registered under the Securities Act of 1933, as amended (the "Securities Act"), and/or there is no current prospectus in effect under the Securities Act with respect to the Stock, the Optionee shall execute, prior to the issuance of any shares of Stock to the Optionee by the Company, an agreement (in such form as the Committee may specify) in which the Optionee, among other things, represents, warrants and agrees that (a) the Optionee (i) is purchasing or acquiring the shares acquired under this Agreement for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof, (ii) has knowledge and experience in financial and business matters, (iii) is capable of evaluating the merits and risks of owning any shares of Stock purchased or acquired under this Agreement, and (iv) is a person who is able to bear the economic risk of such ownership and (b) any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, it being understood that to the extent any such exemption is claimed, the Optionee shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Committee, from counsel for or approved by the Committee, as to the applicability of such exemption thereto.

     41.  Optionee Bound by Plan.  The Optionee hereby acknowledges receipt of a
          ----------------------
copy of the Plan and agrees to be bound by all of the terms and provisions thereof, including the terms and provisions adopted after the granting of the Option but prior to the complete exercise hereof, subject to the last paragraph of Section 14 of the Plan as in effect on the date hereof.

     42.  Notices.  Any notice hereunder shall be in writing and if to the
          -------
Company shall be addressed to it at 2100 East Grand Avenue, El Segundo, California 90245, Attention: Mr. Ernest U. Gambaro, and if to the Optionee, shall be addressed to him at the address set forth below his signature on the signature page of this Agreement, subject to the right of either party to designate at any time hereafter in writing some other address.

     43.  Governing Law.  THE VALIDITY, INTERPRETATION, CONSTRUCTION AND
          -------------
PERFORMANCE OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

     44.  Severability.  If any of the provisions of this Agreement should be
          ------------
deemed unenforceable, the remaining provisions shall remain in full force and effect.

     45.  Modification.  Except as otherwise permitted by the Plan, this
          ------------
Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the party against whom enforcement thereof is sought.

     46.  Counterparts.  This Agreement has been executed in two counterparts,
          ------------
each of which shall constitute one and the same instrument.

          IN WITNESS WHEREOF, Infonet Services Corporation has caused this Agreement to be executed by a duly authorized officer and the Optionee has executed this Agreement, both as of the day and year first above written.

                              INFONET SERVICES CORPORATION


                              By__________________________

                                Name:
                                Title:



                              ___________________________
                              Optionee

                              Address for Notices:

                              ---------------------------

                              ---------------------------

                              ---------------------------

                       NOTATIONS AS TO PARTIAL EXERCISE
                       --------------------------------

==========================================================================================================================
      Date of             Number of Shares         Number of Shares of      Balance of Shares    Authorized   Notation
     Exercise           of Stock subject to         Stock delivered to      of Stock on Option   Signature      Date
                              Exercise                   Optionee
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================